UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERCER INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 31, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Mercer International Inc. (the “Company”) for its 2017 Annual Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders a non-binding advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers. At our 2011 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and our board of directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on execution compensation is scheduled to occur at our 2017 Annual Meeting of Shareholders. This change affects: the Notice of Annual Meeting of Shareholders; amends the Proxy Statement to add the voting requirements for the new Proposal 5; amends the Proxy Statement to add the new Proposal 5; and adds Proposal 5 to the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.

A new Proposal 5 shall be added to the Notice of Annual Meeting of Shareholders and current Proposal 5 shall be renumbered Proposal 6. The new Proposal 5 is a non-binding advisory vote on the frequency of future advisory votes on executive compensation. The Notice is amended to read in its entirety as follows:

MERCER INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2017

TO THE SHAREHOLDERS OF MERCER INTERNATIONAL INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Mercer International Inc. (the “Company”) will be held on May 31, 2017 in Oceanview Suite 7, R-Restaurant Level, Pan Pacific Hotel, 999 Canada Place, Vancouver, British Columbia, Canada at 10:00 a.m. (Vancouver time) (doors open at 9:30 a.m. (Vancouver time)) for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect nine directors nominated by the board of directors to serve until the 2018 Annual Meeting of Shareholders;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017;

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in these materials;

4.	To approve the amendment to the Mercer International Inc. 2010 Stock Incentive Plan to increase the number of shares of common stock available for issuance under such plan and extend its expiry date;

5.	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly come before the meeting or any adjournment, postponement or rescheduling thereof.

The board of directors of the Company has fixed the close of business on March 24, 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Annual Meeting or any adjournment, postponement or rescheduling thereof. Only shareholders at the close of business on the Record Date are entitled to vote at our Annual Meeting or any adjournment, postponement or rescheduling thereof.

For information on how to vote, please refer to the instructions on the accompanying proxy card, or review the section titled “Commonly Asked Questions and Answers” beginning on page 2 of the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jimmy S.H. Lee
Jimmy S.H. Lee
Executive Chairman

April 13, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 31, 2017: Our proxy statement and our 2016 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2016, are available at www.mercerint.com by clicking on the corresponding links under “2017 Annual Meeting Materials”. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO CAST YOUR VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM. AS AN ALTERNATIVE TO VOTING IN PERSON AT THE ANNUAL MEETING, YOU MAY VOTE VIA THE INTERNET, TELEPHONE OR MAIL (IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL). A PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

2.	A new item shall be added to the table under the Section entitled “Proxy Statement Summary – Annual Meeting Agenda and Voting Recommendations” as follows:

Proposal	Board Voting Recommendation
Advisory vote on the frequency of future advisory votes on executive compensation	FOR

3.	The following paragraph shall be added to the end of the Section entitled “Proxy Statement Summary”:

Advisory vote on the frequency of future advisory votes on executive compensation

Pursuant to Section 14A of the Exchange Act, as amended, we are asking Shareholders to vote, on an advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years. We have had annual votes on executive compensation on an annual basis starting with our 2011 annual meeting.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the board of directors. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the board of director’s recommendation. Although non-binding, both our board and our Compensation and Human Resources Committee value the opinion of shareholders and will review the voting results. Notwithstanding our board of directors’ recommendation and the outcome of the shareholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoptions of material changes to compensation programs.

4.	The following additional sentence shall be added under the Section entitled “Commonly Asked Questions and Answers – Q: What am I voting on?”:

We are also asking you to vote, on a non-binding advisory basis, on the frequency of future advisory votes on executive compensation.

5.

A new Proposal 5 of the Proxy Statement, under a section entitled “Proposal 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation”, shall be added to the Proxy Statement after the section entitled “Proposal 4 – Approval of the Amendment to the Mercer International Inc. 2010 Stock Incentive Plan to Increase the Number of Shares of Common Stock Available for Issuance Under Such Plan and Extend its Expiry Date”. Proposal 5 is added to read in its entirety as follows:

PROPOSAL 5 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our Shareholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years. We have had annual votes on executive compensation starting with our 2011 Annual Meeting of Shareholders.

While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of Shareholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our Shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation and Human Resources Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the Shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with Shareholders and the adoptions of material changes to compensation programs.

OUR BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

Mercer International Inc.
IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on May 30, 2017.

Vote by Internet

•   Go to www.investorvote.com/merc

•   Or scan the QR code with your smartphone

•   Follow the steps outlined on the secure website

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•   Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” each of the following nominees listed, “FOR” Proposals 2, 3 and 4 and	+
“FOR” future advisory votes on executive compensation every year.

1. Election of Directors:	01 - Jimmy S.H. Lee 04 - William D. McCartney 07 - R. Keith Purchase	02 - David M. Gandossi 05 - Bernard J. Picchi 08 - Nancy Orr	03 - Eric Lauritzen 06 - James Shepherd 09 - Martha A.M. Morfitt

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain			For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2017.	☐	☐	☐	3. Approval of the advisory (non-binding) resolution to approve executive compensation.		☐	☐	☐
					1 year	2 years	3 years	Abstain

4. Approval of the amendment to the Mercer International Inc. 2010 Stock Incentive Plan and the extension of it’s expiring date.	☐	☐	☐	5. Frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

6. In his discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on your share certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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⬛	1 U P X	+
02L5UB

You can view the 2016 Annual Report on Form 10-K, and the Proxy Statement at: www.mercerint.com

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY — MERCER INTERNATIONAL INC.

Suite 1120, 700 West Pender Street

Vancouver, British Columbia

Canada V6C 1G8

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF MERCER INTERNATIONAL INC.

The undersigned hereby appoints Jimmy S.H. Lee, or failing him David M. Gandossi, as proxy, with the power of substitution, to represent and vote as designated below all the shares of common stock of Mercer International Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 31, 2017, or at any adjournment, postponement or rescheduling thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR future advisory votes on executive compensation every year. If any other business is presented at the Meeting, this proxy will be voted by the proxies on such matters as determined by the proxies, in their discretion.

(Continued on reverse side.)